UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

Utah	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2006, Venture Catalyst Incorporated (“VCAT”) entered into a Second Amendment to Exclusivity Agreement (the “Second Amendment”) with International Game Technology (“IGT”) which amended that Exclusivity Agreement (the “Exclusivity Agreement”), dated June 15, 2006 and amended July 25, 2006, by and among VCAT and IGT. Pursuant to the Second Amendment, VCAT agreed to extend the exclusivity period set forth in the Exclusivity Agreement by 15 calendar days. All other terms of the Exclusivity Agreement remain unchanged.

The foregoing description of the material terms of the Second Amendment is qualified in its entirety by the text of the Second Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Second Amendment to Exclusivity Agreement, dated August 14, 2006, by and among International Game Technology and Venture Catalyst Incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2006	VENTURE CATALYST INCORPORATED

	By:	/s/ KEVIN MCINTOSH
Kevin McIntosh Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amendment to Exclusivity Agreement, dated August 14, 2006, by and among International Game Technology and Venture Catalyst Incorporated.

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